Exhibit 99.1
ESS Tech, Inc. Announces Second Quarter 2023 Financial Results
Record Revenue of $2.8 Million
Delivered Energy Warehouses™ to Four New Customers
Announces Partnership with LEAG

WILSONVILLE, Ore. – August 8, 2023 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE: GWH), a leading manufacturer of long-duration energy storage systems for commercial and utility-scale applications, today announced financial results for its second quarter ended June 30, 2023.
“I’m proud of the progress ESS made in the second quarter, recognizing record revenue of $2.8 million and delivering nine Energy Warehouses to four different customers. We’ve made significant improvements across our internal operations which are driving solid gains in manufacturing efficiency, greater predictability in our ability to meet our customers' needs and more streamlined revenue recognition,” said Eric Dresselhuys, CEO of ESS. “Our innovative, sustainable iron flow battery technology remains the key to our success and fuels our potential for long-term growth and profitability. As the Inflation Reduction Act continues to spark increased interest among customers seeking low-cost ways to decarbonize and enable long-duration energy storage in their grids, ESS remains well-positioned to capture share in this rapidly expanding market, as evidenced by our partnership with LEAG. With continually improving execution and visibility across the business, we expect revenue for the next two quarters to continue at approximately the same rate as the second quarter. Our tightly-aligned team is poised to unlock even greater efficiency improvements in the coming quarters while maintaining a healthy cash balance.”
Recent Business Highlights
•Recognized $2.8 million in revenue and shipped nine Energy Warehouses™ in the second quarter.
•Entered into a strategic partnership with LEAG, a major German energy provider. LEAG and ESS plan to build a 500 MWh iron flow battery system at the Boxberg Power Plant site in Germany, to help manage demand charges and ensure resilient operations while creating a template for further storage installations. The execution of definitive agreements is expected in the third quarter in anticipation of project financial close.
•Began shipments for the first phase of ESS’ relationship with Sacramento Municipal Utility District (SMUD), to support SMUD’s 2030 Zero Carbon Plan. As previously announced, ESS has agreed to supply up to 2 GWh of long-duration energy storage over the next four years in the form of Energy Warehouses™ and Energy Centers™. As part of this multi-year agreement, ESS also intends to set up facilities for battery system assembly, operations and maintenance support and project delivery in Sacramento, creating local, high-paying jobs. In addition, ESS and SMUD plan to team up with local colleges and universities to establish a Center of Excellence to expand and train the workforce that will be needed to support long-duration energy storage technology.
•ESS Energy Warehouse units received certification to the Underwriters Laboratories’ (UL) 9540 standard, an industry standard for stationary energy storage systems. This certification underscores our technology's resilience, safety and quality in a variety of environments and conditions.
•ESS has been awarded 10 additional patents for its iron flow battery technology in the second quarter, further reinforcing its position as an industry leader in the long-duration energy storage market. This brings the total number of patents held by the company to 70 worldwide and a total of 235 applications filed, as of June 30, 2023.
Conference Call Details
ESS will hold a webcast conference call on Tuesday, August 8, 2023 at 5:00 p.m. EDT to discuss financial results for its second quarter 2023 ended June 30, 2023. Interested parties may join the conference call beginning at 5:00 p.m. EDT on Tuesday, August 8, 2023 via telephone by calling (833) 927-1758 in the U.S., or for international callers, by calling +1 (929) 526-1599 and entering conference ID 025797. A telephone replay will be available until August 15, 2023, by dialing (866) 813-9403 in the U.S., or for international callers, +44 (204) 525-0658 with conference ID 253542. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
At ESS (NYSE: GWH), our mission is to accelerate global decarbonization by providing safe, sustainable, long-duration energy storage that powers people, communities and businesses with clean, renewable energy anytime and anywhere it’s needed. As more renewable energy is added to the grid, long-duration energy storage is essential to providing the reliability and resiliency we need when the sun is not shining and the wind is not blowing.
Our technology uses earth-abundant iron, salt and water to deliver environmentally safe solutions capable of providing up to 12 hours of flexible energy capacity for commercial and utility-scale energy storage applications. Established in 2011, ESS Inc. enables project developers, independent power producers, utilities and other large energy users to deploy reliable, sustainable long-duration energy storage solutions. For more information visit www.essinc.com.
Energy Warehouses and Energy Centers are trademarks of ESS Tech, Inc. Any third-party trademarks are property of their respective owners and any usage herein does not suggest or imply any relationship between ESS and the third party unless expressly stated.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.

Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding revenue expectations, the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs, and the Company’s partnerships with third parties such as LEAG and Sacramento Municipal Utility District. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability; as well as those risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2023, to be filed with the SEC on August 8, 2023, and its other filings filed with the SEC. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
+1 (503) 568-0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Revenue	$2,826	$404	$3,197	$404
Revenue - related parties	1	282	2	$282
Total revenue	2,827	686	3,199	$686
Operating expenses:
Research and development	19,450	16,165	37,181	29,063
Sales and marketing	1,739	1,900	3,592	3,402
General and administrative	5,845	6,797	11,132	14,586
Total operating expenses	27,034	24,862	51,905	47,051
Loss from operations	(24,207)	(24,862)	(48,706)	(46,365)
Other income (expenses), net:
Interest income, net	1,330	247	2,582	218
Gain (loss) on revaluation of common stock warrant liabilities	(115)	8,596	573	25,101
Other income (expense), net	63	(255)	721	(251)
Total other income (expenses), net	1,278	8,588	3,876	25,068
Net loss and comprehensive loss to common stockholders	$(22,929)	$(16,274)	$(44,830)	$(21,297)

Net loss per share - basic and diluted	$(0.15)	$(0.10)	$(0.29)	$(0.14)

Weighted-average shares used in per share calculation - basic and diluted	154,900,330	152,723,980	154,514,265	152,206,773

ESS Tech, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share data)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$30,287	$34,767
Restricted cash, current	1,373	1,213
Accounts receivable, net	1,393	4,952
Short-term investments	69,216	105,047
Prepaid expenses and other current assets	3,148	5,657
Total current assets	105,417	151,636
Property and equipment, net	18,483	17,570
Operating lease right-of-use assets	2,797	3,401
Restricted cash, non-current	944	675
Other non-current assets	115	271
Total assets	$127,756	$173,553
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,838	$3,036
Accrued and other current liabilities	8,970	14,125
Accrued product warranties	5,103	1,643
Operating lease liabilities, current	1,500	1,421
Deferred revenue	3,167	6,168
Notes payable, current	1,127	1,600
Total current liabilities	22,705	27,993
Notes payable, non-current	—	315
Operating lease liabilities, non-current	1,767	2,535
Deferred revenue, non-current	3,348	2,442
Common stock warrant liabilities	2,636	3,209
Other non-current liabilities	—	85
Total liabilities	30,456	36,579
Stockholders' equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of June 30, 2023 and December 31, 2022)	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 155,570,588 and 153,821,339 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively)	16	16
Additional paid-in capital	760,693	755,537
Accumulated deficit	(663,409)	(618,579)
Total stockholders' equity	97,300	136,974
Total liabilities and stockholders' equity	$127,756	$173,553

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(44,830)	$(21,297)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,105	463
Non-cash interest (income) expense	(1,487)	7
Non-cash lease expense	604	555
Stock-based compensation expense	4,784	5,705
Change in fair value of common stock warrant liabilities	(573)	(25,101)
Other non-cash income and expenses, net	(33)	238
Changes in operating assets and liabilities:
Accounts receivable, net	4,653	1,841
Prepaid expenses and other assets	2,561	1,336
Accounts payable	(664)	(786)
Accrued and other current liabilities	(4,234)	1,961
Accrued product warranties	3,460	1,158
Deferred revenue	(3,189)	(687)
Operating lease liabilities	(689)	74
Net cash used in operating activities	(37,532)	(34,533)

Cash flows from investing activities:
Purchases of property and equipment	(3,440)	(8,463)
Maturities and purchases of short-term investments, net	37,363	(79,599)
Net cash provided by (used in) investing activities	33,923	(88,062)

Cash flows from financing activities:
Payments on notes payable	(800)	(967)
Proceeds from stock options exercised	122	95
Proceeds from contributions to Employee Stock Purchase Plan	332	—
Repurchase of shares from employees for income tax withholding purposes	(82)	(2,808)
Other, net	(14)	(7)
Net cash used in financing activities	(442)	(3,687)

Net change in cash, cash equivalents and restricted cash	(4,051)	(126,282)
Cash, cash equivalents and restricted cash, beginning of period	36,655	240,232
Cash, cash equivalents and restricted cash, end of period	$32,604	$113,950

ESS Tech, Inc.
Condensed Consolidated Statements of Cash Flows (continued)
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2023	2022
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$827	$806
Non-cash investing and financing transactions:
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	931	556
Right-of-use operating lease assets obtained in exchange for lease obligations	—	4,534
Right-of-use finance lease assets obtained in exchange for lease obligations	—	123

Cash and cash equivalents	$30,287	$112,708
Restricted cash, current	1,373	1,167
Restricted cash, non-current	944	75
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$32,604	$113,950

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Research and development	$19,450	$16,165	$37,181	$29,063
Less: stock-based compensation	(1,130)	(587)	(2,123)	(1,173)
Non-GAAP research and development	$18,320	$15,578	$35,058	$27,890

Sales and marketing	$1,739	$1,900	$3,592	$3,402
Less: stock-based compensation	(165)	(125)	(315)	(179)
Non-GAAP sales and marketing	$1,574	$1,775	$3,277	$3,223

General and administrative	$5,845	$6,797	$11,132	$14,586
Less: stock-based compensation	(1,430)	(2,233)	(2,346)	(4,353)
Non-GAAP general and administrative	$4,415	$4,564	$8,786	$10,233

Total operating expenses	$27,034	$24,862	$51,905	$47,051
Less: stock-based compensation	(2,725)	(2,945)	(4,784)	(5,705)
Non-GAAP total operating expenses	$24,309	$21,917	$47,121	$41,346

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(unaudited)
(in thousands)

	Three Months Ended June 30,	Six Months Ended June 30, 2023
Net loss	$(22,929)	$(44,830)
Interest income, net	(1,330)	(2,582)
Stock-based compensation	2,725	4,784
Depreciation	1,027	2,098
Gain (loss) on revaluation of common stock warrant liabilities	115	(573)
Other income (expense), net	(63)	(721)
Adjusted EBITDA	$(20,455)	$(41,824)